CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K/A No. 1

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 25, 2004
Date of Report (Date of Earliest Event Reported)

WIDEPOINT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23967	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lincoln Centre, Oakbrook Terrace, Illinois 60181
(Address of principal executive offices, including zip code)

630-629-0003
(Registrant’s telephone number, including area code)

        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K filed October 29, 2004, as set forth in the pages attached hereto:

Facing Page – Correct Date of Report

Item 9.01(c) – Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

WIDEPOINT CORPORATION
Date: November 1, 2004	By:	/s/ Steve Komar
Steve Komar President and Chief Executive Officer

Facing Page

        The Date of Report set forth on the facing page, which was incorrectly set forth as September 30, 2004 in the original Form 8-K filed on October 29, 2004, is corrected to be October 25, 2004.

Item 9.01:	Financial Statements and Exhibits

(c)	Exhibits.

10.1	Preferred Stock Purchase Agreement Between WidePoint Corporation and Barron Partners LP

10.2	Common Stock Purchase Warrant between WidePoint Corporation and Barron Partners LP

10.3	Registration Rights Agreement between WidePoint Corporation and Barron Partners LP

10.4	Certificate Of Designations, Rights And Preferences Of The Series A Convertible Preferred Stock between WidePoint Corporation and Barron Partners LP

10.5	Stock Purchase Agreement between WidePoint Corporation, Operational Research Consultants, Inc.

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